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                                                                    EXHIBIT 10.1


                          AGREEMENT AND PLAN OF MERGER

        This Agreement and Plan of Merger ("Agreement") between THE BANK OF NEWPORT ("Newport"), COMMERCIAL BANK ("Commercial"), BANK OF VANCOUVER ("Vancouver") and CENTENNIAL BANK ("Centennial") is dated as of September 30, 1998.

                                    RECITALS

A. Newport, Commercial, Vancouver and Centennial (collectively, the "Banks") are all wholly owned subsidiaries of West Coast Bancorp ("WCB"), a business corporation duly organized, validly existing and in good standing under federal and Oregon State laws. WCB is also a registered bank holding company under the Bank Holding Company Act of 1956, as amended.

B. Newport is an Oregon state-chartered commercial bank duly organized, validly existing, and in good standing under federal and Oregon State laws. The names and locations of Newport's principal office and all other offices and branches are listed in Schedule A.

C. Commercial is also an Oregon state-chartered bank duly organized, validly existing and in good standing under federal and Oregon State laws. The names and locations of Commercial's principal office and all other offices and branches are listed in Schedule A.

D. Vancouver is a Washington state-chartered commercial bank duly organized, validly existing, and in good standing under federal and Washington State laws. The names and locations of Vancouver's principal office and all other offices and branches are listed in Schedule A.

E. Centennial is also a Washington state-chartered commercial bank duly organized, validly existing, and in good standing under federal and Washington State laws. The names and locations of Centennial's principal office and all other offices and branches are listed in Schedule A.

F. The Banks each wish to merge Commercial, Vancouver and Centennial with and into Newport on the terms and conditions set forth in this Agreement. The Board of Directors of each of the Banks has approved this Agreement and has authorized its execution and delivery.

Therefore, the parties agree as follows:

                                    AGREEMENT

1.      MERGER TERMS.

        1.1 Merger. Subject to the terms of this Agreement, Commercial, Vancouver, and Centennial will merge with and into Newport ("Merger"), and after the Merger,


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                Newport will be the surviving Oregon State-chartered commercial bank ("Resulting Bank").

        1.2 Closing. Closing of the Merger ("Closing") will take place at 5:00 p.m. ("Effective Time") on the Closing Date. The Closing Date will be a mutually agreed to date following approval of the Merger in accordance with Sections 3 and 4 and expiration of all applicable waiting periods.

        1.3 Transaction. At the Effective Time, under ORS 711.040, RCW 30.49, and 12 USC Section 1828(c) and related rules and regulations:

                 a. Commercial, Vancouver, and Centennial Shares. All shares of Commercial, Vancouver and Centennial capital stock issued and outstanding immediately before the Effective Time will be canceled.

                 b. Newport Shares. All shares of Newport capital stock issued and outstanding immediately before the Effective Time will continue as issued and outstanding shares of the Resulting Bank.

                 c. Capital. The amount of capital and the number and par value of shares applicable to the Resulting Bank at the Effective Time are set forth in Schedule C.

        1.4 Resulting Bank. The Resulting Bank's name will be "West Coast Bank," and the Newport branches which currently operate under the assumed business name of "Valley Commercial Bank" will discontinue the use of such name. Newport's charter will become the Resulting Bank's charter. The proposed Articles of Incorporation for the Resulting Bank are attached to this Agreement as Exhibit 1 and will be filed with the Oregon Secretary of State at the Effective Time. The Resulting Bank's principal office will be located at 5335 S.W. Meadows Road, Lake Oswego, Oregon, and all current offices of the Banks, listed in Schedule A, will become offices of the Resulting Bank. The Resulting Bank will be a wholly owned subsidiary of WCB with the same number of issued and outstanding shares as the issued and outstanding shares of Newport immediately before the Effective Time.

        1.5     Transfer of Interests. At the Effective Time, as provided in ORS
                711.040 and RCW 30.49, all of the Banks' assets, rights, interests, and liabilities will be transferred to the Resulting Bank.

        1.6 Resulting Bank Directors. The names of the members of the Resulting Bank's Board of Directors (collectively, the "Resulting Directors"), effective at the Effective Time, are listed in Schedule B. The Resulting Directors will serve on the Resulting Bank's Board of Directors until the next annual meeting of the Resulting Bank's shareholders or until their successors have been elected and


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                qualified. Nothing in this Subsection 1.6 or this Agreement restricts in any way any rights of the Resulting Bank's shareholders and directors at any time after the Effective Time to nominate, elect, select or remove the Resulting Bank's directors.

        1.7 Resulting Bank Officers. The names of the Resulting Bank's executive officers (collectively, the "Resulting Officers") are listed in Schedule B. Nothing in this Subsection 1.7 or this Agreement restricts in any way any rights of the Resulting Bank's shareholders and directors at any time after the Effective Time to nominate, elect, select or remove the Resulting Bank's executive officers. The parties agree that the official titles of the officers listed in Schedule B may be changed by WCB before Closing without notice to the parties.

2.      SHAREHOLDER APPROVAL.

        The Merger and this Agreement are subject to approval by WCB, as the sole shareholder of each of the Banks. If WCB does not approve the Merger and this Agreement, this Agreement is void, and the parties are relieved of their obligations and responsibilities under this Agreement.

3.      DIRECTOR APPROVAL.

        The Merger and this Agreement are subject to approval by the Director of the Financial Institutions Division of the Oregon Department of Consumer and Business Services and the Director of the Division of Banking of the Washington Department of Financial Institutions (collectively, the "Directors"). If the Directors do not approve the Merger and this Agreement, this Agreement is void, and the parties are relieved of their obligations and responsibilities under this Agreement.

4.      OTHER APPROVALS.

        The Merger and this Agreement are subject to approval by the Federal Deposit Insurance Corporation and all other regulatory agencies having jurisdiction with respect to the Merger. If these agencies do not approve the Merger and this Agreement, this Agreement is void, and the parties are relieved of their obligations and responsibilities under this Agreement.

5.      TERMINATION.

        The parties may terminate this Agreement at any time before the Closing Date by mutual consent.

6.      MISCELLANEOUS PROVISIONS.

        6.1 Binding Effect. This Agreement is binding and inures to the benefit of the parties and their respective successors and assigns.

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        6.2     Assignment. The parties may not assign this Agreement or any rights under this Agreement, unless the other parties consent in writing to the assignment.

        6.3 Amendment and Waiver. Except as this Agreement otherwise expressly provides, it contains the parties' entire understanding. No modification or amendment of its terms or conditions is effective unless in writing and signed by the parties, or their respective duly authorized agents.

        6.4 Section Headings. The section headings included in this Agreement are for reference and convenience only and are not a substantive part of this Agreement.

        6.5 Counterparts. This Agreement may be executed in one or more counterparts. Each of these counterparts are deemed an original, and all counterparts taken together constitute one and the same document.

        6.6 Governing Law. The parties intend this Agreement to be governed by Oregon State law, except to the extent Washington State or Federal law may govern certain matters.


                   [SIGNATURES APPEAR ON THE FOLLOWING PAGES]


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        This Agreement is executed as of September 30, 1998.


THE BANK OF NEWPORT


By  /s/ Timothy P. Dowling
    -----------------------------
    Timothy P. Dowling
    Its: President and CEO


STATE OF OREGON       )
                      ) ss.
COUNTY OF LINCOLN     )

        On this day 30th day of September, 1998, before me personally appeared TIMOTHY P. DOWLING, to me known to be the President and Chief Executive Officer of The Bank of Newport, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

        IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                          /s/ Rebecca L. Rariden
                                          ---------------------------
                                          Signature)

                                          Rebecca L. Rariden
                                          ---------------------------
                                          (Please print name legibly)

                                          NOTARY PUBLIC in and for the State of
                                          Oregon, residing at 536 SW 4th,
                                          Newport. My commission expires:
                                          9/28/01.


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COMMERCIAL BANK


By  /s/ Edgar B. Martin
    ----------------------------
   Edgar B. Martin
   Its:  President and CEO


STATE OF OREGON       )
                      ) ss.
COUNTY OF MARION      )

        On this day 30th day of September, 1998, before me personally appeared EDGAR B. MARTIN, to me known to be the President and Chief Executive Officer of Commercial Bank, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

        IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             /s/ Kimberly D. Sealey
                                             -----------------------------
                                             (Signature)

                                             Kimberly D. Sealey
                                             -----------------------------
                                             (Please print name legibly)

                                             NOTARY PUBLIC in and for the State
                                             of Oregon, residing at Salem,
                                             Oregon. My commission expires:
                                             7/19/2001.




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BANK OF VANCOUVER


By   /s/ Ronald T. DeLude
     ---------------------------
     Ronald T. DeLude
     Its:  President and CEO


STATE OF OREGON       )
                      ) ss.
COUNTY OF CLACKAMAS   )

        On this day 30th day of September, 1998, before me personally appeared RONALD T. DELUDE to me known to be the President and Chief Executive Officer of Bank of Vancouver, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

        IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             /s/ Nina C. Rowe
                                             ---------------------------------
                                             (Signature)

                                             Nina C. Rowe
                                             ---------------------------------
                                             (Please print name legibly)

                                             NOTARY PUBLIC in and for the State
                                             of Oregon, residing at Lake Oswego.
                                             My commission expires: 9/22/2001.




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CENTENNIAL BANK


By /s/ Daniel D. Yerrington
   ----------------------------
   Daniel D. Yerrington
   Its:  President and COO



STATE OF WASHINGTON   )
                      ) ss.
COUNTY OF  THURSTON   )

        On this day 30th day of September, 1998, before me personally appeared DANIEL D. YERRINGTON, to me known to be the President and Chief Operations Officer of Centennial Bank, the corporation that executed the within and foregoing instrument, and acknowledged said instrument to be the free and voluntary act and deed of said corporation, for the uses and purposes therein mentioned, and on oath stated that he was authorized to execute the said instrument, and that the seal affixed, if any, is the corporate seal of said corporation.

        IN WITNESS WHEREOF I have hereunto set my hand and affixed my official seal the day and year first above written.


                                             /s/ Andrea S. Werner
                                             ----------------------------------
                                             (Signature)

                                             Andrea S. Werner
                                             ----------------------------------
                                             (Please print name legibly)

                                             NOTARY PUBLIC in and for the State
                                             of Washington, residing at Olympia.
                                             My commission expires: 5/15/99.


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